Vocus Announces New Addition to Senior Leadership Team With Appointment of Chief Revenue
Officer

Sales and technology veteran Steve Pogorzelski to drive the next stage of sales growth at Vocus

Vocus, Inc. (NASDAQ: VOCS), a leading provider of cloud-based marketing and public relations software, today announced Steve Pogorzelski has joined the company as chief revenue officer. Pogorzelski has led winning sales and operations teams for more than 20 years, building and managing large, high-growth technology sales organizations.

Most recently, Pogorzelski was chief executive officer (CEO) of ClickFuel, a privately held SaaS company providing marketing analytics software and services. Prior to this, he was at Monster Worldwide, Inc. (Monster.com), serving in a variety of global sales leadership roles including executive vice president of global sales as well as president of Monster North America. Pogorzelski played a key role in driving growth at Monster from less than $100 million in 1998 to more than $1 billion in 2007. He was responsible for the productivity of more than 3,000 sales and sales support associates in 40-plus countries in North America, Europe and Asia Pacific. Pogorzelski’s other experience includes positions at TMP Worldwide, a global recruitment advertising agency, and J. Walter Thompson, a global advertising agency.

“I am very excited to be a part of the Vocus leadership team,” said Pogorzelski. “I look forward to building upon the company’s current successes and focusing on growing revenue rapidly at Vocus.”

Pogozelski has been recognized as an industry leader and is the co-author of “Finding Keepers,” a book published by McGraw-Hill in January 2008. He has appeared on television and been quoted in numerous print and online publications.

“We are delighted to have Steve join the executive team,” said Rick Rudman, CEO of Vocus. “Steve is a proven executive who has a track record of building and managing high-growth sales organizations. He will be a great asset both in terms of sales leadership and overall executive leadership.”

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About Vocus

Vocus (NASDAQ: VOCS) provides leading cloud-based marketing and public relations software that enables companies to acquire and retain customers. The company offers products and services to help clients attract and engage prospects, capture and keep customers, and measure and improve marketing effectiveness. More than 16,000 annual subscription customers across a wide variety of industries use Vocus software. The company is headquartered in Beltsville, MD with offices in North America, Europe and Asia. For more information, visit www.vocus.com or call (800) 345-5572.

Forward-Looking Statement

This release contains “forward-looking” statements that are made pursuant to the Safe Harbor provision of the Private Securities Litigation Reform Act of 1995. These statements are predictive in nature, that depend upon or refer to future events or conditions or that include words such as “may,” “will,” “expects,” “projects,” “anticipates,” “estimates,” “believes,” “intends,” “plans,” “should,” “seeks,” and similar expressions. This press release contains forward-looking statements relating to, among other things, Vocus’ expectations and assumptions concerning future financial performance. Forward-looking statements involve known and unknown risks and uncertainties that may cause actual future results to differ materially from those projected or contemplated in the forward-looking statements. Forward-looking statements may be significantly impacted by certain risks and uncertainties described in Vocus’ filings with the Securities and Exchange Commission.

The risks and uncertainties referred to above include, but are not limited to, risks associated with possible fluctuations in our operating results and rate of growth, our history of operating losses, risks associated with acquisitions, including our ability to successfully integrate acquired businesses, risks associated with our foreign operations, interruptions or delays in our service or our web hosting, our business model, breach of our security measures, the emerging market in which we operate, our relatively limited operating history, our ability to hire, retain, and motivate our employees and manage our growth, competition, our ability to continue to release and gain customer acceptance of new and improved versions of our service, successful customer deployment and utilization of our services, fluctuations in the number of shares outstanding, foreign currency exchange rates and interest rate.